SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  November 10, 2000

(Date of earliest event reported)

Commission File No.:   333-82275-02

DLJ Commercial Mortgage Trust 2000-CF1
Commercial Mortgage Pass-Through Certificates, Series 2000-CF1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2242913
52-2242914
52-2242915
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On November 10, 2000 a distribution was made to holders of DLJ Commercial Mortgage Trust 2000-CF1, Commercial Mortgage Pass-Through Certificates, Series 2000-CF1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through  Certificates, Series 2000-CF1, relating to the
               November 10, 2000 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    DLJ Commercial Mortgage Trust 2000-CF1
          Commercial Mortgage Pass-Through Certificates, Series 2000-CF1


              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: November 10, 2000

                                INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through  Certificates Series, 2000-CF1 relating to the
               November 10, 2000 distribution